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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  February 20, 2001
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                         CHART HOUSE ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                         1-9684               33-0147725
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(State of other jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or organization)           File Number)        Identification No.)


     640 North LaSalle, Suite 295, Chicago, Illinois                  60610
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        (Address of principal executive offices)                    (Zip code)


  Registrant's telephone number, including area code            (312) 266-1100
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________________________________________________________________________________
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

     On February 20, 2001, the Registrant issued a press release announcing that it has secured additional subordinated financing and that it is entering into agreements providing for a rights offering to the Registrant's existing stockholders. The Registrant hereby incorporates by reference the information set forth in the press release, a copy of which is attached hereto as Exhibits 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1 Press Release dated February 20, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CHART HOUSE ENTERPRISES, INC. (Registrant)



Date: February 23, 2001         By:  /s/  Thomas J. Walters
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                                          Thomas J. Walters
                                          President and Chief Executive Officer

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